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EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tissera, Inc. (the "Company") on Form 10-KSB/A for the year ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert G. Pico, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





November 24, 2003                      /s/ Robert G. Pico
                                      ---------------------------------
                                      Robert G. Pico
                                      Chief Executive Officer





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EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tissera,Inc. (the "Company") on Form 10-KSB/A for the year ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert G. Pico, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





November 24, 2003                      /s/ Robert G. Pico
                                      -----------------------------
                                      Robert G. Pico
                                      Principal Financial Officer




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